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                                                                   EXHIBIT 10.26

                                                        EXECUTION
                                                          COPY


                             SHAREHOLDERS AGREEMENT




                  METRETEK CONTRACT MANUFACTURING COMPANY, INC.

                            DATED AS OF JUNE 27, 2002

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                                TABLE OF CONTENTS


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                                                                                                        PAGE
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
SECTION 1.   DEFINITIONS.................................................................................4
          1.1.        Certain Defined Terms..............................................................4
          1.2.        Certain Other Defined Terms........................................................5
          1.3.        Other Definitional Provisions......................................................5

SECTION 2.   RESTRICTIONS ON TRANSFERS OF EMPLOYEE SHARES................................................6
          2.1.        General Restrictions on Transfer...................................................6
          2.2.        Effect of Prohibited Transfer......................................................6

SECTION 3.   RIGHT OF FIRST REFUSAL......................................................................6
          3.1.        Right of First Refusal.............................................................6
          3.2.        Purchase Price.....................................................................6
          3.3.        Closing of Right of First Refusal..................................................6
          3.4.        Sale to Prospective Purchaser......................................................7
          3.5.        Permitted Transfers................................................................7
          3.6.        Securities Act Matters.............................................................7

SECTION 4.   TAG-ALONG RIGHTS............................................................................8
          4.1.        Tag-Along Rights...................................................................8
          4.2.        Tag-Along Notice...................................................................8
          4.3.        Exercise of Tag-Along Right........................................................8
          4.4.        Exceptions.........................................................................8

SECTION 5.   DRAG-ALONG RIGHT............................................................................8
          5.1.        Drag-Along Right...................................................................8
          5.2.        Drag-Along Notice..................................................................8
          5.3.        Purchase Agreement.................................................................9

SECTION 6.   PREEMPTIVE RIGHTS...........................................................................9
          6.1         Preemptive Rights for New Securities...............................................9
          6.2         Acceptance of Preemptive Offer.....................................................9
          6.3         Closing of Exercise of Preemptive Offer............................................9
          6.4         Company Sale of Refused Securities.................................................9
          6.5         Excepted Securities...............................................................10

SECTION 7.   COMPANY'S CALL RIGHT.......................................................................10
          7.1.        Call Right........................................................................10
          7.2.        Call Price........................................................................10
          7.3.        Mechanics of Exercise.............................................................11
          7.4.        Closing of Call Right.............................................................11

SECTION 8.  EFFECTUATION PROVISIONS.....................................................................11
          8.1.        Enabling Action...................................................................11
          8.2.        Legend............................................................................11
          8.3.        Acknowledgement of Necessity of Restrictions......................................12
          8.4.        Record of Transfers...............................................................12
          8.5.        Voting of Shares .................................................................12
          8.6.        No Contrary Action................................................................12
          8.7.        Company Determinations............................................................12

SECTION 9.  TERMINATION OF AGREEMENT....................................................................12
          9.1.        Termination.......................................................................12
          9.2.        Effect of Termination.............................................................13
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
SECTION 10.  ARBITRATION................................................................................13

SECTION 11.  GENERAL PROVISIONS.........................................................................13
         11.1.        Governing Law.....................................................................13
         11.2.        Amendment.........................................................................13
         11.3.        Assignment........................................................................13
         11.4.        Successors and Assigns............................................................13
         11.5.        Entire Agreement..................................................................13
         11.6.        Notices...........................................................................13
         11.7.        Waiver............................................................................15
         11.8.        Severability......................................................................15
         11.9.        Counterparts......................................................................15
         11.10.       Headings..........................................................................15
         11.11.       No Third Party Beneficiaries......................................................15
         11.12.       Further Assurances................................................................15
         11.13.       Best Efforts......................................................................15
         11.14.       Expenses..........................................................................15
         11.15.       Construction......................................................................15
         11.16.       Specific Performance..............................................................15
         11.17.       No Agency or Partnership..........................................................16

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                             SHAREHOLDERS AGREEMENT


         THIS SHAREHOLDERS AGREEMENT (this "Agreement") is made and entered into as of the 27th day of June, 2002, by and among Metretek Contract Manufacturing Company, Inc., a Florida corporation (the "Company"), Metretek, Incorporated, a Florida corporation ("Metretek Florida"), Thomas Kellogg ("Kellogg"), and such additional persons and entities that from time to time execute this Agreement as Employee Shareholders (collectively with Kellogg, the "Employee Shareholders").

                                    RECITALS

         WHEREAS, Metretek Florida is the holder of all (100%) of the issued and outstanding shares of capital stock of the Company; and

         WHEREAS, the Company desires to issue additional shares of its capital stock on the date hereof to Kellogg, and from time to time hereafter to other Employee Shareholders; and

         WHEREAS, it is a condition to the Company's issuance of shares of its capital stock that Kellogg and any other Employee Shareholders enter into this Agreement and that such shares be owned upon the terms and subject to the conditions set forth herein; and

         WHEREAS, the Company, Kellogg and all such additional Employee Shareholders believe it is in the best interests of the Company and its shareholders to provide for the stability of the ownership of the Company and to provide for the orderly issuance, ownership and transfer of the Company's securities;

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. DEFINITIONS.

         1.1. Certain Defined Terms. As used herein, the following terms shall have the following respective meanings:

         "Affiliate" means, with respect to any Person, any (i) officer, director, general partner, trustee, manager, or record or beneficial holder of more than 10% of the outstanding voting interests of, such Person, (ii) any other Person which directly or indirectly controls, is controlled by, or is under common control with such Person, or (iii) any Relation of any of the foregoing Persons. For purposes of this definition, a Person shall be deemed to "control" another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the "controlled" Person, whether through ownership of voting securities, by contract, or otherwise. For purposes of this Agreement, Persons are "unaffiliated" with each other if neither is an Affiliate of the other.

         "Agreement" means this Shareholders Agreement, as from time to time amended, supplemented or restated in accordance with the terms of this Agreement.

         "Articles" means the Articles of Incorporation of the Company, as from time to time amended, supplemented or restated in accordance with the terms of the Articles and the FBCA.

         "Board" means the Board of Directors of the Company.

         "Bylaws" means the Bylaws of the Company, as from time-to-time amended, supplemented or restated in accordance with the terms of the Articles, the Bylaws and the FBCA.

          "Closing" means a closing of the purchase and sale of Shares made pursuant to this Agreement.

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         "Company" means Metretek Contract Manufacturing Company, Inc., a
Florida corporation, and its successors and assigns.

         "Employee Shares" means any Shares owned from time to time by the Employee Shareholders or any Affiliate of the Employee Shareholders.

         "FBCA" means the Florida Business Corporation Act, as from time to time amended, and any successor statutes.

         "IPO" means an underwritten initial public offering of Shares pursuant to a registration statement which has become effective under the Securities Act.

         "Metretek Florida" means Metretek, Incorporated, a Florida corporation, and its successors and assigns.

         "Person" means an individual, corporation, partnership, limited liability company, joint venture, trust, association, unincorporated organization, regulatory or governmental body or authority or any other form of business, entity or organization.

         "Purchase Price" means the purchase price to be paid for Shares purchased and sold under this Agreement.

         "Purchaser" means any Person purchasing Shares under this Agreement.

         "Relation" means, with respect to any Person, such Person's grandparents, parents, siblings, spouse, children, stepchildren or grandchildren, whether by blood, marriage or adoption.

         "Representative" means, with respect to a Shareholder, the Person who is in legal control of the Shares owned by such Shareholder, including, but not limited to, an executor, representative, guardian or trustee of the Shareholder or the Shareholder's estate, as applicable.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Seller" means any Person selling Shares under this Agreement.

         "Shares" means the shares of capital stock of the Company, and other securities into which the shares are converted, reclassified, reorganized or exchanged.

         "Shareholder" means each of the Employee Shareholders and Metretek Florida, and any other Person whom after the date hereof becomes bound by the terms of, and a party to, this Agreement, as the result of or in connection with a Transfer of Shares to such Person or otherwise.

         "Subsidiary" means, with respect to any Person, another Person of which at least a majority of the voting securities or voting interests of such Person are owned, directly or indirectly, by such Person.

         "Transfer" means any sale, issuance, grant, assignment, transfer, conveyance, distribution, pledge, hypothecation, encumbrance, disposition, transfer, gift of, or attempt to create or grant a security interest in the shares, whether voluntary or involuntary, by operation of law or otherwise (including, without limitation, by will or intestate distribution, or pursuant to a merger, consolidation, sale of assets or other form of reorganization).

         1.2. Certain Other Defined Terms. Capitalized terms used in this Agreement that are not defined in Section 2.1 shall be used as defined in this Agreement.

         1.3. Other Definitional Provisions. Except as otherwise expressly provided herein, as used in this Agreement:

                  (a) Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder.

                  (b) The term "including" means "including, without limitation".

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                  (c) The number and gender of each name and pronoun and the term "Person" or "Persons" or the like shall be construed to mean such number and gender as the context, circumstances or its antecedent may require.

                  (d) The terms "hereof", "herein", "hereunder", and the like refer to this Agreement as a whole, and not to any Section, subsection, or clause of this Agreement.

                  (e) Each reference to a Section means such Section of this Agreement.

SECTION 2. RESTRICTIONS ON TRANSFERS OF EMPLOYEE SHARES.

         2.1. General Restrictions on Transfer. No Employee Shareholder shall directly or indirectly Transfer or agree to Transfer any Shares now owned or hereafter acquired by such Employee Shareholder, unless (i) such Transfer is made in compliance in all respects with the provisions of this Agreement, and the transferee (if other than the Company or Metretek Florida) has agreed in writing to become a party to, and be bound by the terms of, this Agreement as a holder of Employee Shares and subject to the same terms and conditions as the Employee Shareholders, or (ii) the Transfer is a "Permitted Transfer" (as defined in Section 3.6). The restrictions and prohibitions set forth in this Agreement shall not apply to any Shares owned or held by Metretek Florida or any of it subsidiaries or affiliates.

         2.2. Effect of Prohibited Transfer. Any Transfer, or attempted or purported Transfer, of any Employee Shares that is not made in compliance in all respects with, or which violates any of, the provisions of this Agreement shall be null and void and be given no effect, and neither the Company nor any Person acting as share transfer agent for the Company shall recognize the Transfer or recognize the transferee as the holder of any Shares for any purpose.

SECTION 3. RIGHT OF FIRST REFUSAL.

         3.1. Right of First Refusal.

                  (a) Notice of Offer. If any Employee Shareholder (the "Selling Employee Shareholder") receives a bona fide written offer (the "Offer") from any Person (the "Prospective Purchaser") to purchase any or all of the Selling Employee Shareholder's Shares (the Shares subject to the Offer hereinafter referred to as the "Offered Shares"), then such Selling Employee Shareholder shall first offer such Shares at the proposed purchase price set forth in the Offer (the "Offer Price") and give notice of the Offer (the "Notice of Offer") to the Company and to Metretek Florida. The Notice of Offer shall include the number of Offered Shares, the Offer Price, the identity of the Prospective Purchaser and the terms of the proposed Transfer in reasonable detail, including the name and address of the Prospective Purchaser (including its name and address), and the other material terms of the Offer. The Notice of Offer shall also contain an irrevocable offer by the Selling Employee Shareholder to sell the Offered Shares to the Company upon the terms and conditions of the Rights of Refusal set forth in this Agreement.

                  (b) Company's Right of First Refusal. The Company shall have the irrevocable first right and option (the "Right of First Refusal") to purchase all, but not less than all, of the Offered Shares upon the terms and conditions set forth in this Section 3.1(b). The Company may exercise its Right of First Refusal by giving written notice of such exercise (the "Notice of Exercise") to the Selling Employee Shareholder on or before the thirtieth (30th) day after the Company shall have received the Notice of Offer from the Selling Employee Shareholder. The Company shall have the right, without the consent or approval of the Employee Selling Shareholder, to assign its Right of First Refusal with respect to any Offered Shares to Metretek Florida or any of its Affiliates, in which case the assignee shall have all of the rights and duties of the Company under this Agreement with respect to the Offered Shares.

         3.2 Purchase Price. The Purchase Price to be paid for each Offered Share purchased by the Company in accordance with this Section 3 shall be the Offer Price for such Offered Share as set forth in the Notice of Offer, and shall be paid on the same terms set forth in the Offer or, at the option of the Company, by check or wire transfer of immediately available funds, at the Closing, or by any other means mutually acceptable to the Company and the Selling Employee Shareholder.

         3.3 Closing of Right of First Refusal. The Closing of the purchase and sale of the Offered Shares pursuant to this Section 3 shall take place at the principal place of business of the Company on a date forty-five (45) business days after the date the Company receives the Notice of Offer, unless the Company and the Selling


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Employee Shareholder mutually agree on a different place or time. At the
Closing, the Selling Employee Shareholder shall deliver to the Company all certificates representing the Offered Shares duly endorsed in blank, or with duly endorsed blank stock powers attached, and otherwise in proper form for Transfer, against payment by the Company, by Company, bank cashiers or certified check, or by wire transfer of immediately available funds to an account designated by the Selling Employee Shareholder, of the Purchase Price for the Offered Shares, pursuant to the terms and conditions of the Offer, as modified as permitted by this Agreement or mutual consent of the Company and the Selling Employee Shareholder. Upon Closing, the Selling Employee Shareholder shall conclusively be deemed, unless the Company, in its sole discretion, provides otherwise in writing, to have given the following representations and warranties to the Company, which shall survive the Closing: (A) The Selling Employee Shareholder is the legal, beneficial and record owner of the Offered Shares, has good and marketable title thereto and the absolute right to Transfer the same to the Company, and such Offered Shares, upon Transfer to the Company, will be free and clear of all security interests, pledges, claims, liens, option, rights of first refusal, limitations or voting rights and restrictions of any kind whatsoever (other than restrictions imposed by this Agreement and by federal and state securities laws); and (B) the Transfer of Offered Shares by the Selling Employee Shareholder as contemplated by this Agreement does not require any consent or approval of any governmental authority, court or other Person that has not already been obtained.

         3.4 Sale to Prospective Purchaser. If the Right of First Refusal shall not have been timely exercised for the purchase of all (100%) of the Offered Shares, then the Selling Employee Shareholder shall have the right, for a period ending 60 days after the earlier of (i) the day the Right of First Refusal expires, or (ii) the day the Selling Employee Shareholder receives notice that the Company will not exercise its Right of First Refusal to purchase 100% of the Offered Shares, to Transfer all, but not less than all, of the Offered Shares free of the Right of First Refusal to the Prospective Purchaser at the same price and otherwise upon the same terms (or at a price that is greater than and/or upon terms more favorable to the Selling Employee Shareholders than the terms) described in the Offer. If the Selling Employee Shareholder does not Transfer the Offered Shares to the Prospective Purchaser within such 60-day period, then the Transfer by the Selling Employee Shareholder of the Offered Shares will be again subject to the Right of First Refusal. It shall be a condition of the effectiveness of the Transfer of the Offered Shares to a Prospective Purchaser that the Prospective Purchaser shall have agreed in writing with the Company to become a party to this Agreement as an Employee Shareholder, and to be bound by and to comply with all the terms of this Agreement applicable to Employee Shareholders, and that the Offered Shares so purchased shall be subject to all of the restrictions applicable to the Employee Shareholders' Shares set forth in this Agreement.

         3.5 Permitted Transfers. Notwithstanding any other provision of this
Section 3 to the contrary, the following Transfers (collectively, the "Permitted Transfers") of Shares by the Employee Shareholders shall not be subject to the Right of First Refusal:

                  (a) any Transfer of Shares made by an Employee Shareholder to the Company, Metretek Florida or a subsidiary of either;

                  (b) any Transfer of Shares made by an Employee Shareholder to any Relation of such Employee Shareholder or an Entity owned or controlled by the Employee Shareholders or any Relation of the Employee Shareholders, for no consideration for estate planning purposes (provided the transferee complies with the provisions in clause (ii) of the last sentence of Section 3.4 as if the transferee were a Prospective Purchaser);

                  (c) any Transfer of Shares by an Employee Shareholders pursuant to such Employee Shareholder's Tag-Along Right under Section 4; and

                  (d) any Transfer of Shares made by an Employee Shareholder that has been approved in advance in writing by the Company, which approval may be withheld or delayed for any reason or no reason in its sole discretion.

         3.6 Securities Act Matters. Notwithstanding any other provision of this Agreement to the contrary, but subject to express written waiver by the Company in the exercise of its good faith and reasonable judgment, the Employee Shareholders shall not make any Transfer of Shares without the registration of the Transfer of such Shares under the Securities Act and applicable state securities laws or until the Company shall have received such legal opinions or other assurances that such Transfer is exempt from the registration requirements under the Securities Act and applicable state securities laws as the Company in its good faith and reasonable discretion deems appropriate in light of the fact and circumstances relating to such proposed Transfer, together with such representations, warranties


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and indemnifications from the transferor and the transferee as the Company in its good faith and reasonable discretion deems appropriate to confirm the accuracy of the facts and circumstances that are the basis for any such opinion or other assurances and to protect the Company from any liability resulting from any such Transfer.

SECTION 4. TAG-ALONG RIGHT.

         4.1 Tag-Along Right. In the event Metretek Florida desires to Transfer all, or any part constituting a majority of all then outstanding Shares, of its Shares of the Company for value to an unaffiliated third party ("Tag-Along Purchaser"), then the Employee Shareholders shall have the right ("Tag-Along Right"), subject to applicable law and compliance with any other restrictions applicable to such Transfer, to participate in such Transfer in accordance with this Section 4.

         4.2 Tag-Along Notice. Metretek Florida may Transfer any Shares to a Tag-Along Purchaser under the circumstances set forth in Section 4.1 only if (i) the Tag-Along Purchaser agrees to provide the Employee Shareholders with the right to participate in the Transfer of the Shares to such Tag-Along Purchaser upon the same terms and conditions as Metretek Florida, and (ii) Metretek Florida first notifies the Employee Shareholders, in writing, of such intended Transfer at least fifteen (15) days prior to the proposed date of Transfer (the "Tag-Along Notice"). The Tag-Along Notice shall set forth in reasonable detail the terms of the Transfer, the date on or about which such Transfer is to be consummated, the number of Shares to the Transferred, and the name and address of the Tag-Along Purchaser.

         4.3 Exercise of Tag-Along Right. If any Employee Shareholder desires to exercise his Tag-Along Right under this Section 4, then such Employee Shareholder shall notify Metretek Florida in writing within ten (10) days after receipt of the Tag-Along Notice that he will sell to either the Prospective Purchaser or to Metretek Florida, at Metretek Florida's option, a number of Shares on the same terms and conditions as the Selling Stockholder set forth in the Tag-Along Notice. If the Tag-Along Purchaser will not purchase all of the Shares which the Employee Shareholder wishes to sell pursuant to this Section 4, then the number of Shares which the Employee Shareholder may Transfer pursuant to this Section 4 shall be equal to the product obtained by multiplying (x) the total number of Shares being purchased by the Tag-Along Purchaser, by (y) a fraction, (i) the numerator of which is the total number of Shares owned by the Employee Shareholder, and (ii) the denominator of which is the total number of Shares then outstanding.

         4.4 Exceptions. Notwithstanding any other provision of this Section 4 to the contrary, the Tag-Along Right of the Employee Shareholders set forth in this Section 4 shall not apply to the following Transfers:

                  (i) any Transfer of Shares made by Metretek Florida in connection with an IPO;

                  (ii) any Transfer of Shares by Metretek Florida to any Employee Shareholder;

                  (iii) any Transfer of Shares by Metretek Florida to, Metretek, the Company or any Affiliate of either; or

                  (v) any other Transfer of Shares that has been approved in writing by Employee Shareholders holding a majority of the then outstanding Employee Shares.

SECTION 5. DRAG-ALONG RIGHT.

         5.1 Drag-Along Right. If Metretek Florida desires to Transfer all of its Shares in any transaction with an unaffiliated third party ("Drag-Along Purchaser"), then Metretek Florida shall have the right (the "Drag-Along Right"), subject to applicable law and compliance with any other restrictions applicable to such Transfer, to require the Employee Shareholders to Transfer, and the Employee Shareholders hereby agrees to Transfer, all of the Employee Shares to the Drag-Along Purchaser, upon the same terms and conditions as applicable to Metretek Florida.

         5.2 Drag-Along Notice. In order to exercise its Drag-Along Right, Metretek Florida shall give written notice to the Employee Shareholders at least fifteen (15) days prior to the proposed date of Transfer (the "Drag-Along Notice"). The Drag-Along Notice shall set forth in reasonable detail the terms and conditions of the


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Transfer, the date on which such Transfer is to be consummated, and the name and address of the Drag-Along Purchaser.

         5.3 Purchase Agreement. If Metretek Florida exercises its
Drag-Along Right, then the Employee Shareholders shall agree to enter into a purchase agreement in form and substance approved by Metretek Florida to the extent such Agreement shall contain customary representations from the Employee Shareholders as to the ownership of the Shares to be purchased in the absence of liens thereon and customary indemnification provisions solely with respect to such representations from the Employee Shareholders. No Employee Shareholder shall be required to participate in a proposed Transfer pursuant to the exercise of the Drag-Along Right unless his liability for breaches of representations and warranties made in connection with the Transfer is limited to no more than the total sales price received by such Employee Shareholder in such sale.

SECTION 6. PREEMPTIVE RIGHTS.

         6.1 Preemptive Rights for New Securities. Except in the case of Excepted Securities (as defined in Section 6.5), the Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange (i) any Shares, (ii) any other equity security of the Company, (iii) any debt security of the Company which by its terms is convertible into or exchangeable for any equity security of the Company, (iv) any security that is a combination of debt and equity, or (v) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity security or any debt security referred to above to any Person (the "New Purchaser"), unless in each case the Company shall have first offered (the "Preemptive Offer") to sell such securities (the "New Securities") to the Employee Shareholders by delivering to the Employee Shareholders a written notice of such Preemptive Offer stating that the Company proposes to sell such New Securities, and setting forth the number or amount and type of the New Securities proposed to be sold, the proposed purchase price therefor, the proposed New Purchaser or class of proposed New Purchasers (if known) and any other terms and conditions of such Preemptive Offer. The Preemptive Offer shall be its terms remain open and irrevocable for a period of ten (10) days from the date it is delivered by the Company (the "Preemptive Period").

         6.2 Acceptance of Preemptive Offer. Each Employee Shareholder shall have the option, exercisable at any time during the Preemptive Period by delivering written notice of acceptance to the Company (an "Acceptance Notice"), to subscribe for and purchase, on the terms and conditions as set forth in the Preemptive Offer, the number or amount of such New Securities up to his Equity Percentage of the total number or amount of New Securities proposed to be issued. An Employee Shareholder's "Equity Percentage" shall be equal to a fraction, the numerator of which shall be equal to the total number of Shares then owned by such Employee Shareholder, and the denominator of which shall be the total number of Shares then outstanding, in each case including Shares into which any then outstanding shares of preferred stock are then convertible, but without giving effect to any other option, warrant or right to acquire Shares.

         6.3 Closing of Exercise of Preemptive Offer. The Closing of the issuance, sale and purchase of the New Securities pursuant to this Section 6 shall take place at the principal office of the Company on the later of the fifth (5th) business day after the expiration of the Preemptive Notice Period or the date of the closing of the issuance of New Securities. At such Closing, the Employee Shareholders desiring to purchase New Securities shall pay the Purchase Price for the New Securities being purchased as set forth in the Preemptive Offer by bank cashier's or certified check, or wire transfer of immediately available funds to an account designated by the Company, along with such written investment representations and warranties as may be reasonably requested by the Company for securities law purposes, against delivery of certificates, registered in the name of such Employee Shareholders, representing the New Securities so purchased.

         6.4 Company Sale of Refused Securities. If Acceptance Notices are not given by the Employee Shareholders in the aggregate for all of the New Securities subject to the Preemptive Offer, then the Company shall have the right for a period of ninety (90) days from the expiration of the Preemptive Period to sell all or any part of the New Securities as to which Acceptance Notices have not been given by the Employee Shareholders (the "Refused Securities") to any other Persons, but only upon terms and conditions that, in the aggregate, are not more favorable to such other Persons or less favorable to the Company than those set forth in the Preemptive Offer. Any New Securities not timely purchased by the Employee Shareholders or any other Persons in accordance with this Section 6 may not be issued, sold or otherwise Transferred by the Company until they are again offered to the Employee Shareholders under the procedures specified in this Section 6.

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

         6.5 Excepted Securities. As used herein, the term "Excepted Securities" means (i) Shares (or options therefor) issued, granted or sold to directors, officers, employees or representatives of, or consultants or advisors to, the Company under any stock plan approved by the Board; (ii) Shares issued by the Company in a bona fide underwritten public offering registered under the Securities Act, (iii) securities issued pursuant to the conversion or exercise of convertible or exercisable securities, (iv) securities issued in connection with a stock split or stock dividend or pursuant to a reverse stock split, and
(v) securities listed, granted or sold with the consent of the holders of a majority of the then outstanding Employee Shares.

SECTION 7. COMPANY'S CALL RIGHT.

         7.1 Call Right. In the event that the employment of any Employee Shareholder (the "Terminated Shareholder") is terminated for any reason, whether with or without cause, and whether by the Company or by the Terminated Shareholder, then the Company shall have the irrevocable first right and option ("Call Right"), but not the obligation, for a period of six (6) months year after the date of termination of the Terminated Shareholder's employment (the "Call Period") to purchase, and if the Company exercises its Call Right then the Terminated Shareholder shall have the obligation to sell to the Company, all of the Shares owned by such Terminated Shareholder on the date of termination of employment (the "Call Shares"), upon the terms and conditions set forth in this
Section 7. The Company shall have the right, without the consent or approval of the Terminating Shareholder, to assign its Call Right with respect to any Call Shares to Metretek Florida or any of its Affiliates, in which case the assignee shall have all of the rights and duties of the Company under this Agreement with respect to the Call Shares.

         7.2 Call Price. The Purchase Price to be paid for the Call Shares purchased in accordance with this Section 7 (the "Call Price") shall be equal to the value of such Call Shares as determined as follows:

         (i) The amount mutually agreed to between the Terminated Shareholder and the Company, if such agreement can be obtained within thirty (30) days after the Company gives the Call Notice (as defined below) (the "Call Price Agreement Period"); or

         (ii) The value of the Call Shares as determined by the following appraisal process. The Company shall select a "Qualified Appraiser" that is unaffiliated with the Company (the "Company Appraiser"), and give written notice of the name, address and other reasonable identification of the Company Appraiser to Terminated Shareholder (the "Company Appraiser Notice"), within thirty (30) days after the expiration of the Call Price Agreement Period. For purposes of this Agreement, a "Qualified Appraiser" shall mean an investment banking firm or other Person that is in the business of conducting, and is qualified to conduct, an appraisal of businesses such as the business of the Company. The designation of the Company Appraiser shall be subject to the approval of the Terminated Shareholder, which approval shall not be unreasonably withheld and will be deemed to have given, unless the Terminated Shareholder delivers to the Company, within fourteen (14) days after the Company provides the Company Appraiser Notice (the "Company Appraiser Objection Period"), written notice (the "Terminated Shareholder Rejection Notice") of (i) objection to the Company Appraiser and (ii) the name, address and other reasonable identification of another Qualified Appraiser unaffiliated with the Terminated Shareholder (the "Terminated Shareholder Appraiser"). If the Terminated Shareholder does not duly reject the Company Appraiser, then the value of the Call Shares as determined in the written opinion of the Company Appraiser shall be binding on the Company and the Terminated Shareholder for purposes of this Section 7. If the Terminated Shareholder does duly reject the Company Appraiser and designate an Terminated Shareholder Appraiser, then within thirty (30) days following the Terminated Shareholder Rejection Notice, the two appraisers shall determine and state in writing signed by them their opinion of the value of the Call Shares. In the event that the appraisers agree on a value of the Call Shares, then such value shall be binding on the Company and the Terminated Shareholder for purposes of this Section 7. In the event the two appraisers cannot agree upon a value of the Call Shares, then (i) the two appraisers shall select a third Qualified Appraiser (the "Neutral Appraiser") within fourteen (14) days after delivery of their written opinions, (ii) the Neutral Appraiser shall determine and set forth in a written opinion within thirty (30) days of being selected the value of the Call Shares, and the value of the Call Shares shall be equal to the average of the value thereof set forth in the three appraisals, all with equal weighting. The Company and the Terminated Shareholder shall each be responsible for one-half (50%) of all costs and expenses of all appraisers. Signed opinions of the value of the Call Shares by all appraisers shall be promptly delivered to both the Company and the Terminated Shareholder.

         7.3 Mechanics of Exercise. The Company may exercise its Call Right at any time during the Call Period by giving written notice thereof to the Terminated Shareholder (the "Call Notice").

         7.4 Closing of Call Right. The Closing of the purchase and sale of the Call Shares pursuant to this Section 7 shall take place at the principal place of business of the Company no later than fifteen (15) days after the date the Call Price is determined as provided in Section 7.2, unless the Company and the Terminated Shareholder mutually agree on a different place or time. At the Closing, the Terminated Shareholder shall deliver to the Company all certificates representing the Call Shares duly endorsed in blank, or with duly endorsed blank stock powers attached, and otherwise in proper form for Transfer, against payment by the Company of the Call Price by wire transfer of immediately available funds, or other means mutually acceptable to the Company and the Terminated Shareholder; provided, however, that the Company shall have the right to pay up to one-half (50%) of the Call Price, over a time period not to exceed three (3) years from the Closing, by delivering to the Terminated Shareholder at the Closing a duly executed promissory note made payable to the Terminated Employee containing the terms of such payment, and the unpaid principle balance of the note shall bear interest at the rate announced as of the day prior to the Closing, as changed on the first business day of each calendar year, announced by Wells Fargo as its "prime lending rate" (by whatever equivalent term it uses from time to time). At the Closing, the Terminated Shareholder shall conclusively be deemed, unless the Company, in its sole discretion, permits otherwise in writing, to have given the following representations and warranties to the Company, which shall survive the Closing: (A) the Terminated Shareholder is the legal, beneficial and record owner of the Call Shares, as good and marketable title thereto and the absolute right to Transfer the same to the Company, and the Call Shares, upon Transfer to the Company, will be free and clear of all security interests, pledges, claims, liens, options, right to first refusal, limitations on voting rights and restrictions of any kind whatsoever (other than restrictions imposed by this Agreement and by federal and state securities laws); and (B) the Transfer of the Call Shares by the Terminated Shareholder as contemplated by this Agreement does not require any consent or approval of any governmental authority, court or other Person that has not already been obtained.

SECTION 8. EFFECTUATION PROVISIONS

         8.1 Enabling Action.

                  (a) If any amendment to the Articles and/or of the Bylaws of the Company, or any other action requiring the vote, consent or approval of the shareholders of the Company, is required in order to make permissible or lawful any of the purchases of its own Shares which the Company may be obligated or entitled to make in accordance with the terms of this Agreement, then the Employee Shareholders agree to vote all Employee Shares then held by them in favor of, or shall consent in writing to, such amendment or action, whether such amendment or action is voted upon or consented to at, prior to or after the time of such purchase or purchases by the Company.

                  (b) The foregoing agreement by the Employee Shareholders to vote their Employee Shares in a certain manner shall be deemed, in each instance, to include an agreement by each Employee Shareholder to use his best efforts to take all actions necessary to call, or cause the Company and the appropriate officers and directors of the Company to call, as promptly as practicable, a special meeting of the shareholders or to act by written consent.

                  (c) When any action is required to be taken by an Employee Shareholder pursuant to this Agreement, such Employee Shareholder shall take all steps necessary to implement such action, including calling a special meeting of shareholders or executing or causing to be executed one or more consents in writing in lieu of a meeting of the shareholders, in each case as promptly as practical.

         8.2 Legend. The Company shall cause each certificate representing Employee Shares to bear, in bold, all-caps typeface, the following legends (or legends to a similar effect):

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND, ACCORDINGLY, NEITHER THESE SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS THE SAME IS REGISTERED UNDER THE SECURITIES ACT OF

                  1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS IN THE OPINION OF COUNSEL FOR THE COMPANY AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE COMPANY RECEIVES EVIDENCE OF SUCH EXEMPTION REASONABLY SATISFACTORY TO IT (WHICH EVIDENCE MAY INCLUDE AN OPINION OF COUNSEL).

                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN THAT CERTAIN SHAREHOLDERS AGREEMENT DATED AS OF JUNE 27, 2002 BETWEEN THE CORPORATION AND CERTAIN OF ITS SHAREHOLDERS. THE COMPANY WILL MAIL A COPY OF SUCH AGREEMENT TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE WITHIN FIVE (5) DAYS AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR.

         8.3 Acknowledgement of Necessity of Restrictions. The Employee Shareholders and the Company agree and acknowledge that the restrictions on the issuance, transfer and encumbrance of Employee Shares of the Company imposed by this Agreement are imposed to accomplish legitimate purposes of the Company, and that such restrictions are not more restrictive than necessary to accomplish those purposes.

         8.4 Record of Transfers. The Company shall not make or record any Transfer of its Shares which are subject to the provisions of this Agreement on its books and records unless and until there shall have been full compliance with the provisions of this Agreement and there shall have been furnished to the Company such affidavits, certificate or other documents evidencing such compliance as the Company may reasonably request.

         8.5 Voting of Shares. Each Employee Shareholder shall vote any and all Shares or other voting securities of the Company which he owns or has the right or power to vote to cause the Company to provide the Employee Shareholders with the rights and benefits contemplated by this Agreement, and to comply with and perform fully each of the obligations, commitments, covenants, and agreements of the Company to and with the Employee Shareholders contained in this Agreement and shall take any and all action as a shareholder of the Company as may be necessary to cause the Company to provide such rights and benefits and to comply with such obligations, commitments, covenants, and agreements.

         8.6 No Contrary Action. No Employee Shareholder shall take any action as an officer, director or shareholder of the Company which would prevent such Employee Shareholder or the Company from providing the Employee Shareholders with the rights and benefits contemplated by this Agreement, or which would otherwise cause such Employee Shareholder or the Company to breach any of its obligations, commitments, covenants and agreement to and with the Employee Shareholder set forth in this Agreement.

         8.7 Company Determinations. All determinations hereunder by the Company to exercise any of its rights and obligations shall be made by the Board, exclusive of the Shareholder who owns, controls or holds the Shares at issue and his Affiliates.

SECTION 9. TERMINATION OF AGREEMENT

         9.1 Termination. This Agreement, and the rights and obligations of the parties hereunder, shall remain in effect until terminated on the earlier of:

                  (a) The date this Agreement is terminated by unanimous written consent of the Company, Metretek Florida and all Employee Shareholders;

                  (b) The date on which only Metretek Florida holds all issued and outstanding Shares;

                  (c) The date of the consummation of an IPO;

                  (d) The date of the completion of the liquidation, dissolution or winding-up of the affairs of the Company; or

                  (e) The date of the sale of all of the Shares of the Company to a third party in compliance with this Agreement.

         9.2 Effect of Termination. Termination of this Agreement for any reason shall not affect any rights or obligations of any Employee Shareholder or of the Company accrued hereunder prior to such termination, or any right or remedy with respect to a breach or default hereunder.

SECTION 10. ARBITRATION.

         Any dispute, controversy or claim arises out of, under or in connection with, or otherwise relating to, this Agreement (a "Dispute"), including but not limited to the parties' rights and obligations hereunder, or any actual or alleged breach hereof, shall be determined and settled by binding arbitration in Florida in accordance with the rules of the commercial rules and procedures of the American Arbitration Association, as amended by this Agreement. Promptly after a Dispute arises, the parties agree to make a good faith effort to select one mutually agreeable arbitrator. If the parties are unable to reach agreement on an arbitrator within thirty (30) days after the Dispute is submitted to arbitration, one arbitrator shall be selected in accordance with the commercial rules and procedures of the American Arbitration Association. Any determination, resolution or award made by the arbitrators shall specify the findings of fact of the arbitrators and the reasons for the determination, resolution or award, and such determination, resolution or award shall be final and binding. If the parties hereto mutually agree to a resolution of any Dispute prior to the arbitrators' decision, the agreement of the parties shall resolve the Dispute. The party prevailing in any arbitration, as determined by the arbitrator, shall be entitled to an award of all of its out-of-pocket costs and expenses incurred in connection with the Dispute, including but not limited to reasonable attorneys' fees, court costs and expert fees. An arbitration award or decision may be entered by any court of competent jurisdiction, or application may be made to such a court for judicial acceptance of the award or decision and any appropriate order, including enforcement. The parties hereby consent to the submission of any Dispute for settlement by binding arbitration in accordance with this Section 12 and agrees to carry out without delay the provisions of any arbitration award, decision or resolution.

SECTION 11. GENERAL PROVISIONS.

         11.1 Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the internal substantive laws of the State of Florida, without giving effect to any conflict or choice of law principles or rules.

         11.2 Amendment. This Agreement may not be amended or modified in whole or in part in any manner except in a writing which makes reference to this Agreement executed by all parties hereto.

         11.3 Assignment. No Employee Shareholder may not assign any or all of his rights or delegate any or all of his duties under this Agreement without the prior written consent of the Company, which may be withheld or delayed for any reason or no reason in its sole discretion.

         11.4 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legatees, personal representatives, devisees, executors, successors and permitted assigns.

         11.5 Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes in their entirety all prior and contemporaneous written and oral agreements, arrangements, understandings, negotiations, communications, covenants, representations and warranties among the parties hereto relating to the subject matter hereof.

         11.6 Notices. Any and all notices, demands, requests, elections and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given (i) upon personal delivery;
(ii) upon confirmation of receipt when sent by facsimile transmission; (iii) one business day after deposit during normal business hours with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt; (iv) five business days after being sent by first class (certified or registered) mail, postage prepaid, return receipt requested, in each case to the following addresses:

                  If to the Company, to:

                  Metretek Contract Manufacturing Company, Inc.
                  300 North Drive
                  Melbourne, FL 32934
                  Attn: Chief Executive Officer
                  Phone 321-259-9700
                  Fax 321-259-2900

                  With copies to:

                  Metretek Technologies, Inc.
                  303 East 17th Avenue
                  Denver, Colorado 80203
                  Attn: W. Phillip Marcum, President
                  Telephone: (303) 785-8080
                  Facsimile: (303) 785-8085

                  Paul R. Hess, Esq.
                  Kegler, Brown, Hill & Ritter Co., L.P.A.
                  65 E. State Street, Suite 1800
                  Columbus, Ohio  43215
                  Telephone: (614) 462-5400
                  Facsimile: (614) 464-2634

                  If to the Metretek Florida, to:

                  Metretek, Incorporated
                  300 North Drive
                  Melbourne, FL 32934
                  Attn: Chief Executive Officer
                  Phone 321-259-9700
                  Fax 321-259-2900

                  With copies to:

                  Metretek Technologies, Inc.
                  303 East 17th Avenue
                  Denver, Colorado  80203
                  Attn: W. Phillip Marcum, President
                  Telephone: (303) 785-8080
                  Facsimile: (303) 785-8085

                  Paul R. Hess, Esq.
                  Kegler, Brown, Hill & Ritter Co., L.P.A.
                  65 E. State Street, Suite 1800
                  Columbus, Ohio 43215
                  Telephone: (614) 462-5400
                  Facsimile: (614) 464-2634

                  If to one or more Employee Shareholders, to:

                  The address of such Employee Shareholder set forth on the Signature Page hereof below his name.

         Any party hereto may send any notice, demand, request, election or other communication to the intended recipient at its address set forth above using any other means (such as expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice, demand, request or other communication shall be deemed to have been given until it is actually received by the recipient. Any party hereto may change its designated address by giving written notice to all other parties. Upon receipt of a request from an Employee Shareholder, the Company shall provide such Employee Shareholder with a list of all such addresses.

         11.7 Waiver. The obligations of any party hereunder may be waived only with the written consent of the party or parties entitled to the benefits the obligations so involved. Any waiver of a breach or violation of or default under any provision of this Agreement shall not be construed or operate as, or constitute, a waiver of any other or subsequent breach or violation of or default under that provision or any other provision of this Agreement. The failure of any party to insist upon strict compliance with any provision of this Agreement on any one or more occasions shall not be construed or operate as, or constitute, a continuing waiver of, or an estoppel of that party's right to insist upon strict compliance with, that provision or any other provision of this Agreement.

         11.8 Severability. If any provision of this Agreement is determined by any court of law to be illegal, invalid or unenforceable in any situation, such illegality, invalidity or unenforceability shall not affect or impair the legality, validity or enforceability of that provision in any other situation or of any other provision of this Agreement in any situation which shall remain in full force and effect and this Agreement shall be construed as if such illegal, invalid or unenforceable provision were omitted. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof or thereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable: (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision; and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

         11.9 Counterparts. This Agreement may be executed in any number of counterparts (including counterparts executed by less than all parties hereto), each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         11.10 Headings. The headings used herein are solely for convenience of reference and shall not be given any effect in the construction or interpretation of this Agreement.

         11.11 No Third Party Beneficiaries. Nothing in this Agreement, express or implied, in intended to create or confer and shall not be construed or operate as creating or conferring, any rights or remedies under or by reason of this Agreement, upon any Person other than the parties hereto and their respective successors and permitted assigns.

         11.12 Further Assurances. The parties hereto agree to take or cause to be taken all actions, including without limitation, the execution and delivery of documents and the voting of their Shares, which are necessary, convenient or desirable in order to effect the transactions contemplated by this Agreement.

         11.13 Best Efforts. Each of the parties hereto shall act in good faith and use its best efforts to bring about the transactions contemplated by this Agreement.

         11.14 Expenses. Each of the parties to this Agreement shall pay its own costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereby.

         11.15 Construction. In the event an ambiguity or question or intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any of the provisions of this Agreement.

         11.16 Specific Performance. Each of the parties hereto acknowledges and agrees that the other parties hereto would suffer irreparable damage for which an adequate remedy at law would not be available in the event any of the provisions of this Agreement is not performed in accordance with its specific terms or otherwise is breached. Accordingly, each of the parties hereto agrees that the non-breaching parties shall be entitled to an injunction, restraining order or other form of equitable relief from any court of competent jurisdiction to prevent breaches of, and to specifically enforce, the provisions of this Agreement.

         11.17 No Agency or Partnership. Nothing contained in this Agreement shall make or constitute any party to the representative, agent, principal or partner of any other party and it is understood that no party has the capacity to make commitments of any kind whatsoever or incur obligations or liabilities binding upon any other party.



                                    * * * * *

         IN WITNESS WHEREOF, the parties hereto have duly executed, or cause their duly authorized representatives to duly execute, this Shareholders Agreement to be effective as of the day first above written.

                                THE COMPANY:

                                METRETEK CONTRACT MANUFACTURING COMPANY, INC.

                                By: /s/ W. Phillip Marcum
                                    ---------------------------
                                    W. Phillip Marcum, Chairman



                                METRETEK FLORIDA:

                                METRETEK, INCORPORATED

                                By: /s/ W. Phillip Marcum
                                    ---------------------------
                                    W. Phillip Marcum, Chairman



                                EMPLOYEE SHAREHOLDER:

                                /s/ Thomas R. Kellogg
                                -------------------------------
                                Thomas R. Kellogg, Individually


                                -------------------------------
                                Street Address

                                -------------------------------
                                City, State, Zip Code

               SIGNATURE PAGE FOR ADDITIONAL EMPLOYEE SHAREHOLDER

         IN WITNESS WHEREOF, the undersigned has duly executed, or cause its duly authorized representative to duly execute, this Shareholders Agreement, and has agreed to become a party to this Shareholders Agreement and to be bound by all terms and conditions set forth therein as an "Employee Shareholder", effective as of the date set forth below his or its signature below.


                   EMPLOYEE SHAREHOLDER:

                   /s/ Lee Arrowood
                   ------------------------------------------
                   Signature

                   Lee Arrowood
                   ------------------------------------------
                   Print Name

                   ------------------------------------------
                   Street Address

                   ------------------------------------------
                   City, State, Zip Code

                   ------------------------------------------
                   Dated: